                                                                   EXHIBIT 10.12

                               WEEKS CORPORATION

                             AMENDED AND RESTATED

                        1998 DEFERRED COMPENSATION PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                         PAGE

(S) 1. PURPOSE............................................ 1

(S) 2. DEFINITIONS........................................ 1
          2.1.  Account................................... 1
          2.2.  Beneficiary............................... 1
          2.3.  Board..................................... 1
          2.4.  Compensation.............................. 2
          2.5.  Director.................................. 2
          2.6.  Eligible Executive........................ 2
          2.7.  Interest Subaccount....................... 2
          2.8.  Plan...................................... 2
          2.9.  Retainer.................................. 2
         2.10.  Stock Subaccount.......................... 2
         2.11.  Weeks..................................... 3
         2.12.  Weeks Affiliate........................... 3
         2.13.  Weeks Construction Services............... 3
         2.14.  Weeks Realty.............................. 3
         2.15.  Weeks Realty Services..................... 3
         2.16.  Weeks Stock............................... 3

(S) 3. DEFERRAL ELECTIONS................................. 3
          3.1.  Start-Up Deferral Elections............... 3
                (a) Directors............................. 3
                    (1)  Date Plan Adopted................ 3
                    (2)  First Term Deferral Elections.... 4
                (b) Eligible Executive.................... 5
          3.2.  Annual Deferral Elections................. 5
                (a) Directors............................. 5
                (b) Eligible Executives................... 6
          3.3.  Automatic Election Extension.............. 6
          3.4.  Account Credits........................... 6

(S) 4. ACCOUNT ADJUSTMENTS................................ 7
          4.1.  General................................... 7
          4.2.  Interest Subaccount....................... 7
          4.3.  Stock Subaccount.......................... 7

                                      -i-
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(S) 5. DISTRIBUTIONS.....................................  8
          5.1.  General..................................  8
          5.2.  Elections................................  9
          5.3.  Distribution Forms.......................  9
                (a) Lump Sum Distribution................  9
                (b) Five Annual Installments.............  9
                (c) Ten Annual Installments.............. 10
          5.4.  Beneficiary.............................. 11
                (a) Designation.......................... 11
                (b) Distribution......................... 11
          5.5.  Early Withdrawal Right................... 12
          5.6.  General Assets........................... 12

(S) 6. MISCELLANEOUS..................................... 13
          6.1.  Making and Revoking Elections............ 13
          6.2.  No Liability............................. 13
          6.3.  No Assignment; Binding Effect............ 13
          6.4.  Administration........................... 13
          6.5.  Construction............................. 14
          6.6.  Term of Office........................... 14
          6.7.  No Contract of Employment................ 14
          6.8.  1934 Act................................. 14
          6.9.  Deferred Bonus Agreement................. 14
         6.10.  Amendment and Termination................ 15
         6.11.  Weeks Affiliates......................... 16

                                      -ii-
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                                    (S) 1.

                                    PURPOSE
                                    -------

     The primary purpose of this Plan is to provide a mechanism under which a Director can elect to defer the payment of his or her Retainer that is otherwise payable to him, and an Eligible Executive can elect to defer the payment of his Compensation that is otherwise payable to him until after the earlier of his or her death, resignation, removal or retirement as a Director or an Eligible Executive and, further, to elect that Weeks treat such deferrals as if invested either in an account paying interest or in Weeks Stock pending the distribution of such deferrals in accordance with the terms of this Plan. This Plan is an amendment and restatement of the Plan as initially adopted by the Board on February 17, 1998.

                                    (S) 2.

                                  DEFINITIONS
                                  -----------

     2.1 Account -- means the bookkeeping account maintained by Weeks as
         -------
 part of Weeks' books and records in accordance with (S) 3, (S) 4 and (S) 5 to show as of any date the interest of each Director and each Eligible Executive in this Plan, and each such bookkeeping account shall include subaccounts to account for deferrals made for each calendar year, the obligations of Weeks Affiliates under this Plan and deemed investment returns.

     2.2 Beneficiary -- means the person or persons designated as such in
         -----------
accordance with (S) 5.4.

     2.3 Board -- means the Board of Directors of Weeks.
         -----
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     2.4  Compensation  -- means the cash compensation payable to an
          ------------
Eligible Executive by a Weeks Affiliate for any services rendered to a Weeks Affiliate.

     2.5  Director -- means any person (other than a person who is an
          --------
employee of a Weeks Affiliate) who has been elected a member of the Board and any former member of the Board for whom an Account is maintained under this Plan.

     2.6  Eligible Executive -- means an executive employed by a Weeks
          ------------------
Affiliate who is designated as an Eligible Executive by the Compensation Committee of the Board.

     2.7  Interest Subaccount -- means the part of an Account maintained
          -------------------
for a Director or an Eligible Executive which shall be treated as if invested in an account paying interest at the prime rate as reported on the last business day of each calendar quarter in The Wall Street Journal and, if an Eligible
                                -----------------------
Executive is employed by more than one Weeks Affiliate, which shall be further divided into subaccounts to reflect the Compensation deferred each calendar year for credit to such subaccount from each such Weeks Affiliate.

     2.8  Plan -- means this Weeks Corporation Amended and Restated 1998
          ----
Deferred Compensation Plan.

     2.9  Retainer -- means the fees which are payable to a Director for
          --------
services as a member of the Board.

     2.10 Stock Subaccount -- means that part of an Account maintained for a
          ----------------
Director or an Eligible Executive which shall be treated as if invested in Weeks Stock and, if an Eligible Executive is employed by more than one Weeks Affiliate, which shall be

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further divided into subaccounts to reflect the Compensation deferred each calendar year for credit to such subaccount from each such Weeks Affiliate.

     2.11 Weeks -- means Weeks Corporation and any successor to Weeks
          -----
Corporation.

     2.12 Weeks Affiliate -- means Weeks, Weeks Construction Services, Weeks
          ---------------
Realty, Weeks Realty Services and any affiliate of the foregoing, or any combination of the foregoing.

     2.13 Weeks Construction Services -- means Weeks Construction Services,
          ---------------------------
Inc. and any successor to Weeks Construction Services, Inc.

     2.14 Weeks Realty -- means Weeks Realty, L.P. and any successor to
          ------------
Weeks Realty, L.P.

     2.15 Weeks Realty Services -- means Weeks Realty Services, Inc. and
          ---------------------
any successor to Weeks Realty Services, Inc.

     2.16 Weeks Stock -- means the common stock, par value $.01 per share,
          -----------
of Weeks.

                                     (S) 3.

                               DEFERRAL ELECTIONS
                               ------------------

     3.1 Start-Up Deferral Elections.
         ---------------------------

     (a) Directors.
         ---------

         (1) Date Plan Adopted. Each person who is a Director on the date this
             -----------------
             Plan is adopted by the Board shall have the right prior to July 1,

             1998 to elect on the form provided for this purpose to defer the payment of all or any part of his or her Retainer which is otherwise payable on or after July 1, 1998, and any such election shall be irrevocable for the remainder of 1998.

         (2) First Term Deferral Elections. A person who is elected a
             -----------------------------
             Director or who is nominated for election as a Director (other than a person who was a Director immediately before such election or nomination) shall have the right at any time before the end of the 30 day period immediately following the effective date of his or her election as a Director to elect on the form provided for this purpose to defer the payment of all or any part of his or her Retainer which is otherwise payable after the end of such 30 day period and before the end of the calendar year which includes the last day in such 30 day period; provided, however, if a person makes such election before the effective date of his or her election to the Board, such election shall apply to all of such Retainer which he or she so elects to defer and which is payable during the first calendar year he or she serves as a Director. Any election which is made and not revoked before the effective date of a Director's election as such shall become irrevocable on such date and an election once irrevocable shall remain irrevocable through

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             the end of the calendar year which includes such effective date.
             Any election which is made after such effective date and not revoked before the end of the 30 day period immediately following such effective date shall become irrevocable immediately after the last day in such 30 day period, and an election once irrevocable shall remain irrevocable through the end of the calendar year which includes the last day in such 30 day period.

     (b) Eligible Executive.  A person who is first designated by the Board as
         ------------------
an Eligible Executive shall have the right prior to July 1, 1998 or prior to the end of the 30 day period starting on the date of such designation, whichever comes last, to elect on the form provided for this purpose to defer all or any part of the Compensation which is otherwise payable on or after July 1, 1998 or, if applicable, after the end of such 30-day period, and any election which is made shall be irrevocable for the remainder of the calendar year in which such election is made.

     3.2 Annual Deferral Elections.
         -------------------------
     (a) Directors.  A Director before the beginning of any calendar year shall
         ---------
have the right to elect on the form provided for this purpose to defer the payment of all or any part of his or her Retainer which is otherwise payable during such calendar year. Any election which is made and which is not revoked before the beginning of such calendar year shall become irrevocable on the first day of such calendar year and shall remain irrevocable through the end of such calendar year.

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     (b) Eligible Executives.  An Eligible Executive  before the beginning of
         -------------------
any calendar year shall have the right to elect on the form provided for this purpose to defer all or any part of his or her Compensation which is otherwise during such calendar year. Any election which is made and which is not revoked before the beginning of such calendar year shall become irrevocable on the first day of such calendar year and shall remain irrevocable through the end of such calendar year.

     3.3 Automatic Election Extension.  If a Director or an Eligible
         ----------------------------
Executive has made a deferral election under either (S) 3.1 or (S) 3.2 for any calendar year and has not revoked such election before the beginning of any subsequent calendar year, such election shall remain in effect for each such subsequent calendar year and shall be irrevocable through the end of each such subsequent calendar year.

     3.4 Account Credits.  The Retainer which a Director elects to defer
         ---------------
under this (S) 3 shall be credited to his or to her Interest Subaccount or Stock Subaccount (as elected by the Director pursuant to (S) 4.1) as of the first day of the calendar quarter in which such Retainer would otherwise have been paid directly to the Director if no election had been made under this (S) 3. The Compensation which an Eligible Executive elects to defer under this (S) 3 shall be credited to his or to her Interest Subaccount or Stock Subaccount (as elected by the Eligible Executive pursuant to (S) 4.1) as of the date Weeks determines that such Compensation otherwise would have been payable directly to the Eligible Executive if no election had been made under this (S) 3.

                                     (S) 4.

                              ACCOUNT ADJUSTMENTS
                              -------------------

     4.1 General.  Each Director or Eligible Executive who first makes an
         -------
election under (S) 3 shall make an election at the same time under this (S) 4 on the form provided for this purpose to treat the credits made to his or her Account for any calendar year as made either 100% to his or her Interest Subaccount or 100% to his or her Stock Subaccount. Thereafter a Director or an Eligible Executive shall have the right to elect to change such election with respect to credits for any future calendar year, and any such election shall (if properly made) be effective for credits made under (S) 3.4 after the end of the calendar year in which the Director or Eligible Executive makes such election. An election under this (S) 4.1 shall be made on the form provided for this purpose and shall be effective only if made in accordance with the directions on such form.

     4.2 Interest Subaccount.  Any credits which a Director or an Eligible
         -------------------
Executive elects to treat as made to his or her Interest Subaccount shall be adjusted quarterly as of the first day in each calendar quarter (following the quarter in which such credits are made) based on the prime interest rate as reported in The Wall Street Journal for the last business day of the immediately
            -----------------------
preceding calendar quarter. Such credits shall be made until his or her Interest Subaccount is distributed in full in accordance with (S) 5.

     4.3 Stock Subaccount.  Any credits which a Director or an Eligible
         ----------------
Executive elects to treat as made to his or her Stock Subaccount shall be deemed to purchase shares of Weeks Stock. The number of shares deemed purchased shall be determined by dividing the credits made as of any date to a Director's or an

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Eligible Executive's Stock Subaccount by the closing price of a share of Weeks
Stock for such date as accurately reported in The Wall Street Journal.  Any
                                              -----------------------
credits made to a Director's or an Eligible Executive's Stock Subaccount shall be adjusted as of the first day in each calendar quarter based on the number of the shares of Weeks Stock deemed purchased with such credits times the closing price of a share of Weeks Stock as accurately reported in The Wall Street
                                                          ---------------
Journal for the last business day of the immediately preceding calendar quarter.
-------
Additional shares of Weeks Stock shall be deemed purchased whenever a cash dividend is paid on Weeks Stock, and such purchase shall be deemed made on the date the dividend is paid on the same basis as shares are deemed purchased when a credit is made to a Stock Subaccount. An appropriate adjustment in the credits made to a Stock Subaccount or the shares of Weeks Stock deemed purchased for such subaccount shall be made by Weeks whenever dividends are paid other than in cash or there is a stock split or other adjustment or distribution made by Weeks with respect to Weeks Stock. Credits shall be made under this (S) 4.3 until a Director's or an Eligible Executive's Stock Subaccount is distributed in full in accordance with (S) 5.

                                     (S) 5.

                                 DISTRIBUTIONS
                                 -------------

     5.1 General.  The balance credited to a Director's or an Eligible
         -------
Executive's Account shall (subject to (S) 5.4(b) and (S) 5.5) first become distributable to him or to her as of the first day of the calendar quarter which immediately follows the calendar quarter which includes his or her date of death or the effective date of his or her resignation, removal or retirement as a Director or an Eligible Executive, whichever comes first, and the distribution shall be made (or shall begin) under (S) 5.3 as soon as practicable after the beginning of such calendar quarter. All distributions under this Plan shall be made in cash.

     5.2 Elections.  A Director or an Eligible Executive shall have the right
         ---------
to elect that his or her Account be distributed in one of the distribution forms described in (S) 5.3, and any such election shall be effective only if such election is made at least one full year before his or her Account first becomes distributable. If a Director or an Eligible Executive elects to revoke a prior election, such revocation shall be effective only if such revocation is made at least one full year before his or her Account first becomes distributable. If no election is made under this (S) 5 or if an election has not become effective when an Account first becomes distributable, the Director or the Eligible Executive shall be deemed to have made an election under this Plan for a lump sum distribution under (S) 5.3(a).

     5.3 Distribution Forms.
         ------------------
     (a) Lump Sum Distribution.  A Director or an Eligible Executive shall have
         ---------------------
the right to elect that his or her Account be distributed in a lump sum. If a Director's or an Eligible Executive's Account is distributed under this distribution form, the lump sum distribution shall be made as soon as practicable after the beginning of the calendar quarter in which his or her Account is first distributable.

     (b) Five Annual Installments.  A Director or an Eligible Executive shall
         ------------------------
have the right to elect that his or her Account be distributed in five annual installments. If a Director's or an Eligible Executive's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after the beginning of the calendar quarter in which his or her Account first becomes distributable under (S) 5.1. The amount distributable each calendar year shall be determined by multiplying the Director's or the Eligible Executive's Account by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the fifth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

     (c) Ten Annual Installments.  A Director or an Eligible Executive shall
         -----------------------
have the right to elect that his or her Account be distributed in ten annual installments. If a Director's or an Eligible Executive's Account is distributed under this distribution form, the first annual installment shall be made as soon as practicable after the beginning of the calendar quarter in which his or her Account first becomes distributable under (S) 5.1, and the amount distributable each calendar year shall be determined by multiplying the Director's or the Eligible Executive's Account by a fraction, the numerator of which shall be one and the denominator of which shall be the number of installments remaining after such installment has been paid plus one. The second annual installment through the tenth annual installment shall be distributed on or about the anniversary of the distribution of the first annual installment.

     5.4 Beneficiary.
         -----------
     (a) Designation.  A Director or an Eligible Executive shall have the right
         -----------
to designate a person, or more than one person, as his or her Beneficiary to receive the balance credited to his or her Account in the event of his or her death. Any such designation shall be made on a form provided for this purpose and shall be effective when such form is properly completed and delivered (in accordance with the instructions on such form) by the Director or the Eligible Executive to Weeks before his or her death. A Director or an Eligible Executive may change his or her Beneficiary designation from time to time and, if a Director or an Eligible Executive changes his or her Beneficiary at any time, his or her Beneficiary shall be the person or persons designated on the last form which is effective on his or her date of death. If no Beneficiary designation is in effect on the date a Director or an Eligible Executive dies or if no designated Beneficiary survives the Director or the Eligible Director, the Director's or the Eligible Executive's estate automatically shall be treated as his or her Beneficiary under this Plan.

     (b) Distribution.  If a Director's or an Eligible Executive's Beneficiary
         ------------
is a natural person, the Director's or the Eligible Executive's Account shall be distributed, or shall continue to be distributed to such person, in accordance with the distribution election in effect for the Director or the Eligible Executive on the date of his or her death. If a Director's or an Eligible Executive's beneficiary is a person other than a natural person, the balance credited to the Director's or the Eligible Executive's Account shall be distributed to such person in a lump sum as soon as practicable after the Director's or the Eligible Executive's Account first becomes distributable under
(S) 5.1 without regard to the
distribution form which the Director or the Eligible Director had elected.

     5.5 Early Withdrawal Right.  Each Director and each Eligible Employee
         ----------------------
shall have the right to receive the balance credited to the subaccount in his or her Account attributable to the Retainer or Compensation which he or she elected to defer for any calendar year in a lump sum immediately following the end of the four consecutive calendar year period following the end of such calendar year if the Director or Eligible Employee makes (and does not revoke) an election under this (S) 5.5 to receive such distribution before the end of the three consecutive calendar year period following the end of such calendar year. If a Director or an Eligible Executive fails to make such an election before the end of such three consecutive calendar year period or any such election has been timely revoked, the deferrals for such calendar year thereafter shall be distributable only in accordance with (S) 5.1.

     5.6 General Assets.  All distributions to, or on behalf of, a Director or
         --------------
an Eligible Executive under this Plan shall be made from the general assets of the Weeks Affiliate, or each Weeks Affiliate, to which the related deferrals are attributable, and any claim by a Director or an Eligible Executive or by his or her Beneficiary against the Weeks Affiliate for any distribution under this Plan from such assets shall be treated the same as a claim of any general and unsecured creditor of the Weeks Affiliate.

                                    (S) 6.

                                 MISCELLANEOUS
                                 -------------

   6.1 Making and Revoking Elections.  An election shall be treated as made or
       -----------------------------
revoked under this Plan only when the form provided for making such election or revocation is properly completed and delivered to Weeks in accordance with the instructions on such form.

   6.2 No Liability.  No Director or Eligible Executive and no Beneficiary of
       ------------
a Director or an Eligible Executive shall have the right to look to, or have any claim whatsoever against, any officers, director, employee or agent of a Weeks Affiliate in his or her individual capacity for the distribution of any Account.

   6.3 No Assignment; Binding Effect.  No Director, Eligible Executive
       -----------------------------
or Beneficiary shall have the right to alienate, assign, commute or otherwise encumber an Account for any purpose whatsoever, and any attempt to do so shall be disregarded as completely null and void. The provisions of this Plan shall be binding on each Director, Eligible Executive and Beneficiary and on any Weeks Affiliate.

   6.4 Administration. This Plan shall be administered at any time by the person
       --------------
or persons assigned to do so by the Board and such person by virtue of such assignment shall have the right and the power and the responsibility to take such equitable and other action as he or she deems proper or appropriate under the circumstances to properly administer this Plan.

     6.5 Construction.  This Plan shall be construed in accordance with the
         ------------
laws of the State of Georgia. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections shall be to sections to this Plan. All references to the singular shall include the plural and all references to the plural shall include the singular.

     6.6 Term of Office.  A Director's participation in this Plan shall not
         --------------
constitute a contract for a Director to serve as a member of the Board for any particular term or for any particular rate of compensation, and participation in this Plan shall have no bearing whatsoever on such terms or compensation or on any other conditions for membership on the Board.

     6.7 No Contract of Employment.  An Eligible Executive's participation
         -------------------------
in this Plan shall not constitute a contract of employment and shall not confer on an Eligible Executive any rights upon his or her termination of employment. Each Eligible Executive shall be an employee at will of a Weeks Affiliate.

     6.8 1934 Act.  With respect to persons subject to Section 16 of the
         --------
Securities Exchange Act of 1934 ("1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16(a)-1(c)(3)(ii) or its successors under the 1934 Act. To the extent any provision of this Plan or act by the Plan administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan administrator.

     6.9 Deferred Bonus Agreement.  A. R. Weeks, Jr. was awarded a bonus in
         ------------------------
1997 in the amount of $164,000, the payment of which was deferred until

January 1, 2002 (subject to successive three-year extensions at Mr. Weeks' election) and which was subject to other terms and conditions pending the adoption of a plan such as this Plan. Weeks created a bookkeeping account to record such deferral and the interest deemed credited to such deferral. Such account shall become a part of this Plan as if this Plan had been adopted as of July 1, 1998 and shall be subject to adjustments under (S) 4 and shall be payable in accordance with (S) 5 on and after July 1, 1998. Mr. Weeks shall be deemed under this Plan to have elected that adjustments to such account be made under (S) 4.3 and that such account be payable in a lump sum in accordance with
(S) 5.3(a). In addition, for purposes of the early withdrawal right in (S) 5.5, Mr. Weeks shall be deemed to have elected to defer the payment of his bonus for calendar year 1997.

     6.10 Amendment and Termination.  The Board shall have the right to amend
          -------------------------
this Plan from time to time and to terminate this Plan at any time; provided, however, the balance credited to each Account immediately after any such amendment or termination shall be no less than the balance credited to such Account immediately before such amendment or termination and no amendment or termination shall adversely affect a Director's or an Eligible Executive's right to the distribution of his or her Account or his or her Beneficiary's right to the distribution of such Account.

     6.11 Weeks Affiliates.  Each Weeks Affiliate which agrees to a deferral
          ----------------
election under (S) 3.1 or (S) 3.2 of this Plan shall automatically be deemed as a condition to such deferrals to agree to pay the benefits called for under this Plan based on such deferrals as determined by Weeks.


                                    WEEKS CORPORATION


                                    By: /s/ David P. Stockert
                                        -------------------------------------

                                    Title: SVP and CFO
                                           ----------------------------------